Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Arivo Acceptance, LLC 102 W Motor Park Avenue Sandy, Utah 84070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Arivo Acceptance, LLC (the “Company”) and J.P. Morgan Securities LLC and Cantor Fitzgerald & Co (the “Other Specified Parties” and together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Arivo Acceptance Auto Loan Receivables Trust 2021-1, Automobile Receivables-Backed Notes, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 9, 2020, representatives of the Company provided us with a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of November 30, 2020, with respect to 7,485 automobile receivables (the “Statistical Data File”). At the Company’s instruction, we randomly selected 150 automobile receivables from the Statistical Data File (the “Sample Receivables”) and performed certain comparisons for each of the Sample Receivables relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original amount financed 4. Original term to maturity 5. Original annual percentage rate (“APR”) 6. Vehicle make 7. Vehicle model	8. Vehicle model year 9. Borrower state 10. Original monthly P&I payment 11. Model type (new/used) 12. Borrower FICO score 13. Co-Borrower FICO score

We compared Characteristics 1. through 8. to the corresponding information set forth on the Installment Sales Contract or the Revised Truth-in-Lending Disclosure (collectively, the “Contract”) and to the Company’s loan servicing system (the “Servicing System”).

We compared Characteristic 9. to the corresponding information set forth on the Contract.

We compared Characteristics 10. and 11. to the corresponding information set forth on the Contract and to the Company’s loan origination system (the “Origination System”).

We compared Characteristics 12. and 13. to the corresponding information set forth on the Origination System.

Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report for the borrower and co-borrower (if applicable) (as set forth on the Origination System);

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American

Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 31, 2020